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                        HIGH LEVEL DESIGN SYSTEMS, INC.
                                     PROXY
      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HLDS

    THE UNDERSIGNED STOCKHOLDER OF HIGH LEVEL DESIGN SYSTEMS, INC., A DELAWARE CORPORATION ("HLDS"), HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT/PROSPECTUS, EACH DATED
                    , 1996, AND HEREBY APPOINTS PETER S. TESHIMA AND J. GEORGE JANAC, AND EACH OF THEM, PROXIES AND ATTORNEYS-IN-FACT, WITH FULL POWER TO EACH OF SUBSTITUTION, ON BEHALF AND IN THE NAME OF THE UNDERSIGNED, TO REPRESENT THE UNDERSIGNED AT THE SPECIAL MEETING OF STOCKHOLDERS OF HLDS TO BE HELD ON
                    , 199 AT   :  , LOCAL TIME, AT THE PRINCIPAL EXECUTIVE
OFFICES OF HLDS LOCATED AT 3945 FREEDOM CIRCLE, FOURTH FLOOR, SANTA CLARA, CALIFORNIA 95054, AND AT ANY CONTINUATIONS OR ADJOURNMENTS THEREOF, AND TO VOTE ALL SHARES OF COMMON STOCK AND/OR PREFERRED STOCK WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF THEN AND THERE PERSONALLY PRESENT, ON THE MATTERS SET FORTH BELOW.

    THE HLDS BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE
                                   PROVIDED.

    Proposal: To approve and adopt the Agreement and Plan of Merger and Reorganization, dated as of October 3, 1996 (the "Reorganization Agreement"), by and among Cadence Design Systems, Inc., Harbor Acquisition Sub, Inc. ("Sub"), and HLDS, and approve the merger of Sub with and into HLDS as provided in the Reorganization Agreement.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    The proxy holder may in his discretion vote with respect to amendments or variations to matters identified in the Notice of Meeting or to other matters which may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSAL TO APPROVE AND ADOPT THE REORGANIZATION AGREEMENT AND APPROVE THE MERGER, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.
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DATED THIS                      PLEASE SIGN EXACTLY AS NAME APPEARS ON PROXY.
DAY OF   , 199 .

                                ------------------------------------------------
                                Signature
                                ------------------------------------------------
                                Signature
                                ------------------------------------------------
                                Name of stockholder(s)

NOTES

1. A stockholder has the right to appoint a person (who need not be a stockholder) other than the persons designated in this proxy to attend and act for him or her on his behalf at the Special Meeting. Such right may be exercised by printing in the space provided the name of the person to be appointed, in which case only the person so named may vote the shares at the Special Meeting.

2. The proxy to be effective must be deposited at the office of R-M Trust Company at Mall Level, 1177 West Hastings Street, Vancouver, British Columbia, Canada, V6E 2K3 prior to the close of business on the day preceding the date the Special Meeting is to be held or any adjournment thereof, or with the chairman or inspector of election of the Special Meeting, prior to the commencement of the Special Meeting.

3. This proxy will not be valid unless it is dated and signed by the stockholder or his or her attorney properly authorized in writing or, if the stockholder is a corporation, by a duly authorized officer or attorney of the corporation, and ceases to be valid one year from its date. If the proxy is executed by an attorney-in-fact for an individual stockholder or by an officer or an attorney-in-fact of a corporate stockholder, the originally executed and notarized power of attorney or other instrument so empowering the officer or attorney, as the case may be, should accompany the proxy.

4. The proxy should be dated, signed by the stockholder(s) (or the stockholder's attorney-in-fact) exactly as his or her name appears on the proxy, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.